UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 2, 2026

The Brand House Collective, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	000-49885	62-1287151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5310 Maryland Way, Brentwood, Tennessee		37027
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	615-872-4800

Kirkland's, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TBHC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously announced, on November 24, 2025, The Brand House Collective, Inc., a Tennessee corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Bed Bath & Beyond, Inc., a Delaware corporation (“Parent”), and Knight Merger Sub II, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, on April 2, 2026 (the “Closing Date”), Merger Sub merged with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”).

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.
foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement

Sixth Amendment

On April 2, 2026, the Company and its subsidiaries entered into the Sixth Amendment to Third Amended and Restated Credit Agreement (the “Sixth Amendment”) with Bank of America, N.A., in its capacity as Administrative Agent and Collateral Agent for the Lenders (as defined in the 2023 Credit Agreement), which amends that certain Third Amended and Restated Credit Agreement dated as of March 31, 2023, by and among the Kirkland’s Stores, Inc., as lead borrower, the other borrowers named therein, the guarantors named therein (including the Company), Bank of America, N.A., as Administrative Agent and Collateral Agent for the Lenders (as amended by the Sixth Amendment and as further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “2023 Credit Agreement”). Among other modifications made to the 2023 Credit Agreement, the Sixth Amendment was entered into to permit the consummation of the Merger.

The foregoing description of the Sixth Amendment does not purport to be complete and is qualified in its entirety by reference to the Sixth Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Contribution Agreement

On April 2, 2026, in connection with the closing of the Merger, the Company entered into a Contribution Agreement (the “Contribution Agreement”) with Parent, pursuant to which Parent agreed to contribute $30,000,000 in capital to the Company (the “Contribution”) for general corporate purposes, including the repayment of a portion of the Company’s outstanding indebtedness to Bank of America, N.A. The Contribution became effective immediately following the closing of the Merger.

The foregoing description of the Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to the Contribution Agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.01.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, no par value per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time was converted into the right to receive 0.1993 shares (the “Exchange Ratio”) of Parent’s common stock, par value $0.0001 per share (“Parent Common Stock”), plus cash in lieu of any fractional shares of Parent Common Stock that otherwise would have been issued (such consideration, the “Merger Consideration”).

At the Effective Time, subject to and in accordance with the terms of the Company’s Amended and Restated 2002 Equity Incentive Plan (the “Company Stock Plan”), each option to purchase shares of Company Common Stock outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive, without interest and subject to applicable withholding taxes, a number of validly issued, fully paid and nonassessable shares of Parent Common Stock equal to (i) the Net Option Share Amount (as defined in the Merger Agreement) multiplied by (ii) the Exchange Ratio, plus any Fractional Share Cash Consideration (as defined in the Merger Agreement) in accordance with the Merger Agreement.

At the Effective Time, subject to and in accordance with the terms of the Company Stock Plan, each Company restricted share unit (“Company RSU”) outstanding immediately prior to the Effective Time vested and was converted into the right to receive, without interest and subject to applicable withholding taxes, a number of validly issued, fully paid and nonassessable shares of Parent Common Stock equal to (i) the number of shares of Company Common Stock subject to such Company RSU immediately prior to the Effective Time multiplied by (ii) the Exchange Ratio, plus any Fractional Share Cash Consideration in accordance with the Merger Agreement.
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The issuance of shares of Parent Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (File No. 333-292622) filed by Parent with the Securities and Exchange Commission (the “SEC”) and declared effective on January 30, 2026 (the “Registration Statement”). The proxy statement/prospectus included in the Registration Statement contains additional information about the Merger Agreement and the transactions contemplated thereby.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.01.

The Company notified The Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger on the Closing Date and that each outstanding share of Company Common Stock had been converted into the right to receive the Merger Consideration. Pursuant to the Company’s request, Nasdaq (i) suspended trading of the Company Common Stock on Nasdaq prior to the open of trading on the Closing Date, (ii) withdrew the Company Common Stock from listing on Nasdaq and (iii) will file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 with respect to the Company Common Stock in order to effect the delisting of such shares from Nasdaq. Such delisting will result in the deregistration of the Company Common Stock under Section 12(b) of the Exchange Act. The Company intends to file a Form 15 with the SEC requesting the deregistration of Company Common Stock under Section 12(g) of the Exchange Act, which will suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders

The information set forth in the Introductory Note and Items 1.01, 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

As set forth under Item 2.01 of this Current Report on Form 8-K, at the Effective Time, each holder of Company Common Stock immediately prior to the Effective Time ceased to have any rights with respect thereto, except the right to receive the Merger Consideration subject to the terms and conditions set forth in the Merger Agreement.

Item 5.01 Changes in Control of Registrant

The information set forth in the Introductory Note and Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.01.

At the Effective Time, as a result of the consummation of the Merger, a change in control of the Company occurred and the Company became a wholly owned subsidiary of Parent.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.02.

Pursuant to the Merger Agreement, at the Effective Time, each member of the Company’s board of directors as of immediately prior to the Effective Time resigned as a director of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 5.03.

Pursuant to the Merger Agreement, at and effective as of the Effective Time, the charter of the Company was amended as set forth in the certificate of merger (the “Certificate of Merger”) and articles of merger (the “Articles of Merger”) filed in connection with the Merger. In addition, at and effective as of the Effective Time, (i) the charter of the Company was amended and restated in its entirety as set forth in the Merger Agreement (the “Amended Charter”) and (ii) the bylaws of Merger Sub as in effect immediately prior to the Effective Time, except that all references therein to Merger Sub were amended to become references to the Company, became the bylaws of the Company (as so amended, the “Amended Bylaws”). Copies of the Certificate of Merger, Articles of Merger, Amended Charter and Amended Bylaws are filed as Exhibits 3.1, 3.2, 3.3 and 3.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item: 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated November 24, 2025, by and between Company, Parent and Merger Sub (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on November 25, 2025).*
3.1	Certificate of Merger, effective as of April 2, 2026.
3.2	Articles of Merger, effective as of April 2, 2026.
3.3	Amended and Restated Charter of the Company, effective as of April 2, 2026.
3.4	Amended and Restated Bylaws of the Company, effective as of April 2, 2026.
10.1	Sixth Amendment to Third Amended and Restated Credit Agreement dated as of April 2, 2026, by and between Kirkland’s Stores, Inc., as Lead Borrower, the other Borrowers named therein, the Guarantors named therein, Bank of America, N.A. as Administrative Agent and Collateral Agent, and the Lenders party thereto.
10.2	Contribution Agreement, dated April 2, 2026, by and between the Company and Parent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and exhibits have been omitted in reliance on Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, for any schedules or exhibits so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Brand House Collective, Inc.

April 2, 2026	By:	/s/ Michael W. Sheridan
Name: Michael W. Sheridan
Title: Senior Vice President, General Counsel and Corporate Secretary